Exhibit 10.3     M & T Bank $25,000 note due August 1, 2003

M&T BANK
Manufactures and Traders Trust Company
BUSINESS INSTALLMENT NOTE
 AND SECURITY AGREEMENT
NEW YORK

Date:  August 4, 2000                        Principal Amount:  $25,000.00

Borrower: ROCHESTER PORTABLE SPECIALTIES, INC. dba Crescent Moon

Chief Executive Office:    2557 Cannan Road, Bloomfield, New York 14489

Bank: MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with the principal banking office at: One M & T Plaza, Buffalo, New York 14240

1. PROMISE TO PAY. For value received, Borrower agrees to all the provisions herein and promises to pay to the order of the Bank, the entire principal amount stated above (the "Principal") in 36 (or more) monthly installments of principal and interest in the amount of $812.36 as stated in Section 3 and all fees and costs (including without limitations attorneys' fees and disbursements whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note or any mortgage or other collateral securing this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note ("Expenses"). Payments must be made in immediately available United States funds at any banking office of the Bank or by mail to the address stated on the coupons issued in connection with this Note. Payments may be applied in any order at the sole discretion of the Bank, and the Bank reserves its right to deduct Expenses and fees incurred by Borrower before applying any payment to interest and Principal of this loan ("Loan").

2. COLLATERAL. To secure the Obligations (defined below), Borrower grants to the Bank a Security interest in the Collateral, which means all property of Borrower, wherever located and whether now owned or hereafter owned or acquired by Borrower, whether or not affixed to realty, in all proceeds and products thereof in any form, including without limitation all goods, fixtures, accounts, inventory, farm products, equipment, investment property, chattel paper, general intangibles, instruments, commercial paper, documents, deposit accounts and money in the actual or constructive possession of the Bank or its Affiliates (defined below), whether for security, safekeeping, collection or any other purpose.

Borrower acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of Revised Article 9 of the Uniform Commercial Code (1999 Official Text), the foregoing collateral description covers all assets of Borrower.

Each security interest granted hereunder is unconditional, independent of and in addition to all other security, shall continue until each of the Obligations is irrevocably paid, and shall be reinstated if any of the Obligations is reinstated.

3. INTEREST RATE AND NUMBER OF PAYMENTS.

     a. Interest. The unpaid Principal of this Note shall earn interest calculated on the basis of a 365-day year for the actual number of days of each year (365 or 366) from and including the date the proceeds of this Note were disbursed to, but not including, the date all amounts hereunder are paid in full at a variable (adjustable) annual interest rate which shall, during each calendar quarter, equal the sum of 1 percentage points (the "Margin Rate") plus the highest prime rate published in The Wall Street Journal in its table entitled "Money Rates" as in effect on the last business day of the second month of the preceding calendar quarter (the "WSJ Prime Rate"). The Bank may provide Borrower with notice of each adjustment in the WSJ Prime Rate which results in a change in the applicable rate under this Note. It is the intent of the Bank and Borrower

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     that in no event  shall  interest  by  payable  at a rate in  excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). If an Event of Default (defined below) occurs, the interest rate on the unpaid Principal shall immediately be automatically increased to 5 percentage points per year above the otherwise applicable rate per year, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such Default Rate. Solely to the extent necessary to prevent interest under this Note from Exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to the Borrower.

     b. Increase in Number of Monthly Installments. Interest will accrue on each day until payment is actually received by the Bank. IF PAYMENTS ARE RECEIVED AFTER THE DUE DATE, OR IF THE APPLICABLE INTEREST RATE INCREASES BECAUSE OF AN INCREASE IN THE WSJ PRIME RATE, more interest will be payable than when the number of payments was initially determined; and THE NUMBER OF PAYMENTS WILL BE INCREASED to allow for payment of all principal and interest which become due for this Loan, delaying the maturity of this Note. Each quarterly adjustment notice will state the remaining principal balance as of the notice date.

     c. Late Charge. If payment is not received within ten (10) days of the due date, Borrower shall pay a late chare equal to 5% of the delinquent amount; provided, however, that if this Note is primarily secured by a mortgage on an owner-occupied residence, the grace period shall be fifteen (15) days and the late charge equal to 2% of the delinquent amount.

     d. Prepayment Premium. Borrower shall have the option of paying the entire outstanding Principal balance under this Note, or part thereof, at any time upon written notice received by the Bank at least three (3) business days prior to making such payment; provided, however, that (unless this Note is secured primarily by a mortgage on an owner-occupied residence) together with such prepayment, Borrower shall pay to the Bank a premium equal to 5% of the Principal amount prepaid. Upon making any prepayment of the entire outstanding Obligations, Borrower shall pay to the Bank all interest and Expenses owing pursuant to this Note and remaining unpaid. In the event the maturity of this Note is accelerated following an Event of Default and tender of payment of the amount necessary to satisfy the entire Obligations made after such Event of Default shall be expressly deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Bank shall be entitled to the amount necessary to satisfy the entire Obligations, plus the appropriate prepayment premium calculated in accordance with this paragraph.

4. DEFINITIONS. All terms, unless otherwise defined in this Note, shall have the meanings assigned in the Uniform Commercial Code as may be in effect in the State of New York as amended from time to time ("UCC"). "Deposit Account" means each deposit account, share, certificate of deposit, other instrument and other records or form of deposit evidencing such an account of Borrower at any time and from time to time maintained with the Bank, any affiliate or subsidiary of the Bank ("Affiliate"), or other financial institution whether or not listed on this Note or any schedule hereto together with (i) all interest and all profits, whether now accrued or hereafter accruing, (ii) all additional deposits or credits hereafter made to the Deposit Account, (iii) any and all proceeds from the Deposit Account and (iv) all renewals, replacements and substitutions for any of the foregoing. A Deposit Account may be, but is not necessarily, evidenced by a certificate or passbook and may include demand deposits, time deposits, savings accounts, shares in pooled funds, holding accounts, sweep accounts, money market accounts, Eurodollar accounts or any other form of deposit. "Depository" means any financial institution or entity holding a Deposit Account. "Event of Default" means (i) failure by Borrower to make any payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, or any part thereof, or there occurs any event or condition which, after notice, lapse of time or both will permit such acceleration; (ii) Borrower defaults in the performance of any covenant or other provision with respect to this Note, the Obligations or any other agreement between Borrower and the Bank or its Affiliate; (iii) Borrower fails to pay when due (whether at the stated maturity, by acceleration or otherwise) any indebtedness for borrowed money owing to any third party or any Affiliate, the occurrence of any event which could result in acceleration of payment of any such indebtedness or the failure to perform any agreement with any third party of any Affiliate; (iv) the

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reorganization,  merger, consolidation or dissolution of Borrower (or the making of any agreement thereof), the sale, assignment, transfer or delivery of all or substantially all of the assets of Borrower, to a third party, or the cessation by Borrower as a going business concern: (v) the death or judicial declaration of incompetency of Borrower, if an individual: (vi) failure to pay, withhold or collect any tax as required by law; the service or filing against Borrower or any of its assets of any lien (other than a Permitted Lien), judgment, garnishment, order or award: (vii) if Borrower becomes insolvent or is generally not paying its debts as such debts become due; (viii) the making of any general assignment by Borrower for the benefit of creditors: the appointment of a receiver or similar trustee for Borrower or its assets; or the making of any, or sending notice of any intended bulk sale: (ix) Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower; (x) any representation or warranty made in this Note, any related document, any agreement between Borrower and the Bank or any Affiliate or in any financial statement of Borrower proves to have been misleading in any material respect when made; Borrower omits to state a material fact necessary to make the statements made in this Note, any related document, any agreement between Borrower and the Bank or any Affiliate or any financial statement of Borrower not misleading in light of the circumstances in which they were made; or, if upon the date of execution of this Note, there shall have been any materially adverse change in any of the facts disclosed in any financial statement, representation or warranty that was not disclosed in writing the Bank at or prior to the time of execution hereof; (xi) any pension plan of Borrower fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of the Bank, might have a material adverse effect on Borrower's ability to repay its debts; (xii) the occurrence of any event described in sub-paragraphs(i) through the including (xi) hereof with respect with to Borrower or to any endorser, guarantor or any other party liable for or whose assets or any interest therein secures payment or any of the Obligations (a "Guarantor"); or (xiii) the Bank in good faith deems itself insecure with respect to payment or performance of the Obligations. "Note" means this Business Installment Note and Security Agreement, as it may be amended, modified, refinanced, replaced, renewed or substituted from time to time. "Obligations" means, collectively, (i) the obligations to pay the Principal, Interest, Expenses and any other amount under this Note and any other indebtedness and obligations for the payment of money now existing or hereafter arising, direct and indirect, absolute and contingent (including without limitation those arising by operation of law), due or to become due, contractual or tortuous, liquidated or unliquidated, now or hereafter owing by Borrower to the Bank or its successor or assign or any holder of this Note, whether or not allowed as a claim against Borrower in bankruptcy, (ii) all extensions, renewals, refinances, modifications and replacements and all interest and related charges, and (iii) reinstated Obligations. "Permitted Lien" means the security interest granted herein and any security interest in or other encumbrance on the Collateral listed on an attached Schedule titled "Permitted Liens"; any lien for property taxes not yet due.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants to the Bank that now and until all Obligations are paid in full as follows: The Loan proceeds shall be used only for a business purpose and not for any personal, family or household purpose. Borrower is an entity or a sole proprietor (i) duly organized and existing and in good standing under the laws of the jurisdiction in which it was formed, (ii) duty qualified and authorized to do business in every jurisdiction in which failure to be so qualified might have a material adverse effect on its business or assets and (iii) has the power and authority to own each of its assets and to use them as contemplated now or in the future. The execution and delivery to the Bank of this Note (i) are in furtherance of Borrower's purposes and within its power and authority; (ii) do not violate (A) any law or judgment or order or court or other governmental authority or of any arbitrator or (B) Borrower's governing documents, constitute a default under any agreement binding on Borrower, or result in a lien on any assets of Borrower (other than the security interest granted hereunder); and
(iii) have been duly authorized by all necessary corporate, partnership or limited liability company or partnership actions. Borrower conducts its business and operations and the ownership of its assets in compliance with each applicable statute, regulation and other law, including, without limitation, environmental laws. All approvals, including without limitation, permits licenses, registrations, and notices (the "Approvals") necessary to the conduct of Borrower's business and for Borrower's due issuance of this Note have been duly obtained and are in full force and effect without default by Borrower.

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Until the Obligations are paid in full,  Borrower shall provide to the Bank upon requests in form and number of copies and by accountants satisfactory to the Bank, within 90 days after the end of each fiscal year of Borrower, statements of income and cash flows and the financial position and balance sheet of Borrower as to the fiscal year end, each in reasonable detail and certified by an officer or member of Borrower to have been prepared in accordance with generality accepted accounting principles to present fairly the results of
Borrower's operations and cash flows and its financial position in conformity with such principles, and to be correct, complete and in accordance with Borrower's records. Promptly upon the request of the Bank from time to time. Borrowers shall supply all additional information requested and shall permit the Bank and its agents to (A) visit and inspect each of Borrower's premises and the Collateral. (B) examine, audit, copy, and extract from Borrower's records and
(C) discuss Borrower's or its affiliates business, operations, assets or condition (financial or other) with its responsible officers and independent accountants. That (i) Borrower has assessed its equipment (including, embedded systems), software, firmware and computer systems (including equipment or systems supplied by others or with which Borrower's equipment and systems, exchange date data) that are material to Borrower conducting its business and/or performing operations (collectively, the "Systems") to determine whether such Systems accurately process date data from, into, and between the twentieth and twenty-first centuries, including leap year calculations ("Y2K Compliant"); (ii) in sufficient time before December 31, 1999, Borrower will have corrected and redeployed any non-Y2K Compliant Systems so that all its Systems are Y2K Compliant and all Systems will have been tested to confirm that they are Y2KCompliant; and (iii)the expense of correcting and redeploying any non-Y2K Compliant Systems and all system testing, and/or the reasonably foreseeable consequence of any system failing to be Y2K Compliant will not have material adverse effect on Borrower. Upon the Bank's request, Borrower shall provide the Bank with updates on the status of its System's Year 2000 readiness. Borrower will maintain a system of accounting and reserves in accordance with generality accepted accounting principles, has filed and will file each tax return required of it and, except as disclosed in an attached schedule, has paid and will pay when due such tax, assessment fee and penalty imposed by any taxing authority upon Borrower or any of its assets or income, as well as all accounts owed to mechanics, materialmen, landlords, suppliers and the like in the ordinary course of business. Borrower has good and marketable title to the Collateral free of security interests or other liens except for Permitted Liens. There is no pending or threatened claim, investigation or other legal proceeding or judgment or order of any court or other governmental authority or arbitrator (each an "Action") which involves Borrower or its assets and might have a material adverse effect upon Borrower or threaten the validity of this Note, the Collateral or any related document or transaction. Borrower will immediately notify the Bank in writing upon acquiring knowledge of any such Action. Borrower will immediately notify the Bank in writing (i) of any change in its address;
(ii) of the occurrence of any Event of Default, (iii) of any material change in Borrower's ownership or management; and (iv) of any material adverse change in Borrower's ability to repay this Note. Until the Obligations are paid in full, Borrower shall not without the prior written consent of the Bank (i) sale or
otherwise   dispose  of  substantially   all  of  it  s  assets;   (ii)  acquire
substantially all of the assets of another entity; (iii) participate in any merger, consolidation or other absorption; or (iv) agree to do any of these
things.   Borrower  will  defend  the  Collateral  against  any  demand,  claim, counterclaim, setoff and defense asserted by any person or entity (other than the Bank or its Affiliates) and shall immediately notify the Bank, if such are made.

6. MAINTENANCE OF CASUALTY INSURANCE. Borrower shall procure and maintain all risks insurance, including without limitation fire, theft, and liability coverage together with such other insurance as the Bank may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to the Bank and issued by a company or companies reasonably acceptable to the Bank. Borrower, upon request of the Bank, will deliver to the Bank from time to time the policies or certificates of insurance in form satisfactory to the Bank, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days prior written notice to the Bank and not including any disclaimer of the insurer's liability for failure to give such a notice and endorsement naming the Bank as lender loss payable or other endorsements as the Bank may require. If Borrower at any time fails to obtain or maintain any insurance as required under this Note, the Bank may, (but shall not be obligated to) obtain such insurance as the Bank deems appropriate, including if it so chooses "single interest insurance", which will cover only the Banks' interest in the Collateral. Borrower, upon request of the Bank, shall furnish to the Bank reports on each existing policy of insurance showing such information as the Bank may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Borrower shall upon request by the Bank (however not

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more than  annually)  have an  independent  appraiser  satisfactory  to the Bank determine, as applicable, the cash value or replacement cost of the Collateral.

7. COLLATERAL. Borrower, upon the request of the Bank, will deliver to the Bank in form satisfactory to the Bank a schedule of real properties and Collateral locations relating to the Borrower's operations and the name and address of any landlord or mortgagee for that real property. Upon request, Borrower will promptly obtain the Bank's standard form of waiver signed by each landlord, mortgagee and owner or real property to which Collateral is or becomes affixed or on which the Collateral is located and/or Borrower's records are maintained. Borrower will not relocate any goods included in the collateral without the prior written consent of the Bank. Each account, chattel paper and general intangible is genuine and is enforceable in accordance with its terms against the respective account without any counterclaim, setoff or defense. Borrower will promptly notify the Bank of any failure of any person to perform any obligation relating to any account, chattel paper, general intangible, instrument or document. Borrower will inform the Bank if any account or general intangible is derived from a federal contract and will promptly execute and deliver each writing, and take each other action that the Bank deems desirable to allow the Bank to enforce its rights under then federal Assignment of Claims Act. Borrower will maintain a perpetual inventory record if requested by the Bank. Borrower will not abandon, sell, lease, exchange or otherwise transfer or dispose of any part or interest in the collateral, provided, however, that until an Event of Default has occurred or the Bank has sent notice to the contrary, Borrower may do the following pursuant to applicable law and in the ordinary course of business; (A) dispose of any obsolete or worn out equipment or exchange any equipment for other equipment of at least equal value to be used for substantially the same purpose; (B) assign any account for purposes of collection; or (C) sell or otherwise dispose of any inventory or farm product.

8. PERFECTION OF SECURITY INTEREST, POWER OF ATTORNEY. Borrower shall execute such financing statements or other agreements and take whatever actions are requested by the Bank to perfect and continue the Bank's security interest in the Collateral including entering into control agreements with any security intermediary that holds any investment property in a security account. Upon the Bank's request, Borrower shall deliver to the Bank any and all of the documents, or instruments evidencing the Collateral and Borrower shall note the Banks' interest upon any and all chattel paper if not delivered to the Bank for possession by the Bank. Borrower irrevocably and unconditionally appoints the Bank as its attorney-in-fact with full power of substitution to perform each of Borrower's obligations under this Note including, security interest granted by this Note and protect its interest in the collateral (whether or not an Event of Default has occurred). This power of attorney is coupled with an interest and shall not be terminated by the death, disability, or incompetence of Borrower. Borrower hereby revokes every inconsistent power of attorney, proxy and authorization granted by Borrower to any other person. The Bank may from time to time without limitation (but is not obligated to) endorse or execute in its own or borrower's name and deliver all financing statements, control agreements (for the purpose of granting the Bank control (as defined in UCC Section 8-108) over investment property held in a securities account with securities intermediary or issued by and issuer), open any mail addressed to Borrower, retain any enclosure, purchase insurance coverage and endorse insurance payments. The Bank may at any time, and without further authorization from Borrower, file a copy of any financing statement or this Note for use as a financing statement. Borrower will reimburse the Bank all Expenses for the perfection and continuation of the perfection of the Banks' security interest in the Collateral. Borrower will obtain from each Depositary or issuer of life insurance collateral acknowledgment of receipt of notice of assignment for each Deposit Account or life insurance policy, respectively, which has been assigned to the Bank.

9. EARNINGS OF THE COLLATERAL. Any and all replacement or renewal certificates, Investment properties, instruments or other benefits in proceeds related to the Collateral that are received by Borrower, they shall be held by Borrower in trust for the Bank and immediately shall be delivered by Borrower to the Bank to be held as part of the Collateral. With respect to chattel paper and accounts, borrower agrees upon the request of the Bank (a) to direct each account debtor or lessee to make payments directly to the Bank and (b) to execute all notices, lockbox agreements and similar documents requested by the Bank to affect such payment. Whether or not an Event of Default has occurred, Borrower authorizes the Bank: (i) to receive any increase in or profits on the collateral (including, without limitation, any stock issued as a result of any stock split

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or dividend,  any capital  distribution  and the like),  and to hold the same as part of the Collateral; and (ii) to receive any payment or distribution on the collateral upon redemption by, or dissolution and liquidation of, the issuer, to surrender such collateral or any part thereof in exchange thereof; and to hold the net cash receipts from any such payment or distribution as part of the collateral. If Borrower receives any such increase, profits, payments or distributions, Borrower will receive and deliver same promptly to the Bank on the same terms and conditions set forth above respecting cash income or interest after and Event of Default, to be held by the Bank as part of the Collateral.

10. REMEDIES UPON DEFAULT. The Bank has all of the rights and remedies of a secured party under the UCC and other applicable law as well as those specified in this Note. In addition and without limitation, the Bank may exercise one or more of the following rights or remedies or any other right or remedy set forth in this Note at any time and from time to time after the occurrence of any Event of Default. Automatically upon commencement of Borrower's bankruptcy, and at the Bank's option upon any other Event of Default, all of the Obligations shall immediately become due and payable, without notice, demand, presentation or protest of any kind. Nothing in this Note shall render any portion of the Obligations which is payable on demand to be payable otherwise than on demand or shall in any other way impair any right or remedy of the bank with respect to the Obligations or the Collateral. The Bank may demand, transfer, liquidate and realize upon its interest in all or any portion of the Collateral, without regard to any resulting early-withdrawal or other penalty and may enforce, compromise, settle or discharge any of the Collateral without discharging the Obligations or any part thereof. No such penalty shall cause the Bank's disposition  of the  Collateral  to be  deemed  not to  have  been  commercially reasonable. Promptly upon the Bank's request, Borrower will assemble all goods and make them available to the Bank or Borrower's premises or at other places designated by the Bank. The Bank shall have the right to enter and remain on Borrower's premises without judicial process and to use Borrower's equipment in order to complete any work in process and prepare any Collateral for sale, lease or other disposition. In the exercise of its rights as secured party, the Bank has a license to use, without compensation of any kind, each trademark, service mark, trade name, patent, copyright, license, franchise and similar general intangible to the extent of Borrower's rights in the Collateral. Upon Borrower's failure to perform any of its duties hereunder, the Bank may, but shall not be obligated to perform any or all such duties and Borrower shall pay an amount equal to the cost thereof to the Bank on demand by the Bank. Payment of all monies hereunder shall be secured by the Collateral. After an Event of Default has occurred, or if the Bank so notified Borrower, Borrower will not, without the Bank's prior written consent, enforce, settle, compromise, release, discharge, commence, waive any right or remedy relating to or otherwise impair or affect any indebtedness, liability or obligation of any account debtor or other person relating to any account, chattel paper, general intangible or instrument. The Bank shall have the right to setoff against the Obligations, without notice or demand, any Deposit Account or other monies or property owing by the Bank or any Affiliate in any capacity to Borrower or any Guarantor in any capacity whether or not the obligation to pay such monies owed by the Bank or Affiliate is then due, and the Bank or Affiliate shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefore is made or entered on the records subsequent thereto. Any commitment of the Bank to grant any financial accommodation to Borrower will terminate. Borrower will remain liable for any deficiency. Surplus, if any, will be remitted to Borrower or on Borrower's account.

11. STANDARD OF CARE. The Bank shall have only such duties of custody and due care of the Collateral as provided by the UCC. The Bank shall be deemed to have exercised reasonable care if the Bank affords the collateral treatment substantially equal to the treatment the Bank accords its own assets of a similar nature. The Bank has no duty to (a) preserve any right or remedy of Borrower against any Depositary, issuer, securities intermediary or account debtor, or any and all prior parties to any instrument or chattel paper constituting Collateral whether or not in Bank's possession, (b) ascertain, provide notice of any maturity, call, or similar matter, or (c) provide to Borrower any proxy statement or other communication received by the Bank or its nominee. The Bank shall not be liable to Borrower for loss or damage resulting from the Bank's failure to enforce or collect on such Collateral or to collect any money due or to become due thereunder.

12. REINSTATED OBLIGATIONS. The obligations secured by the Collateral include without limitation any payments recovered from the Bank such as sums claimed as impermissible setoffs, trust funds or as a preference or fraudulent transfer. Such sums shall be reinstated as Obligations as of the date they arose, but for purposes of any statute limiting action by the Bank under this Note or relating to the Obligations, as of the date on which payment is recovered from the Bank.

13. BORROWER'S CONSENTS AND WAIVERS. Borrower waives without notice all conditions precedent with respect to the Obligations and this Note, including without limitation acceptance, demand, presentment, protest, notice of dishonor, default or protest and rights of redemption or appraisal. Borrower waives without notice any defenses based on actions of others, including without limitation (i) any modifications, refinancing, extension of credit or other accommodation with respect to the Obligations, (ii) acceptance of any other obligor, (iii) any release, replacement, discharge or modifications of the Collateral, (iv) any exercise or delay or failure to exercise any of the Bank's rights in the Collateral, regardless of value, (v) any notice given by any Borrower to the Bank with respect to any other Borrower, (vi) acceptance of any instrument intended to create an accord and satisfaction with respect to the Obligations, (vii) any change in location, name, ownership, membership or structure of any Borrower, account debtor, Depositary or issuer of the Collateral, and (viii) the expiration of any statue of limitations or the termination of this Note as to any other Borrower. Further, Borrower authorizes the Bank, without notice or demand and without affecting Borrower's obligations hereunder, from time to time: (i) to exchange, enforce or release any collateral or any part thereof (other than the Collateral) taken from any party for payment of the Obligations or any part thereof; (ii) to release, substitute or modify any obligation of any Guarantor or other party in any way obligated to pay the Obligations or any part thereof, or any party who has given any security, mortgage or other interest in any other collateral as security for the payment of the Obligations or any part thereof; (iii) upon the occurrence of any Event of Default to direct the order or manner of disposition of the Collateral and any and all other Collateral and the enforcement of any and all endorsements, guaranties and other obligations relating to the Obligations or any part thereof, as the Bank, in its sole discretion, may determine; and (iv) to determine how, when and what application of payments, credits and proceeds of Collateral, if any, shall be made on the Obligations or any part thereof.

14. MISCELLANEOUS. This Note (with any related mortgage or pledge of deposit agreement) contains the entire agreement between the Bank and the Borrower with respect to the Loan, and supersedes every course of dealing, other conduct, oral agreement, and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. This
Note is binding obligation enforceable against Borrower and its general partners, members, successors and assigns and shall innure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section heading are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate. Borrower agrees that in any legal proceeding, a copy of the Note kept in the Bank's course of business may be admitted into evidence as an original.

15. NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duty given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three
(3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognize overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

16. JOINT AND SEVERAL. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Note and the term "Borrower" shall include each as well as all of them.

17. GOVERNING LAW AND JURISDICTION. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. This Note will be interpreted in accordance with the laws of the State of New York, excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OF FEDERAL COURT IN ANY NEW YORK STATE COUNTY WHERE THE BANK HAS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND: PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURSDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

18. WAIVER OF JURY TRIAL. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCESSING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Borrower authorizes Bank to deduct each monthly payment automatically from Borrower's DDA account at the bank.

     Rochester Portable Specialties, Inc.
     By: _____________________________
Robert Denome, President